Exhibit 99.1

Future FinTech announces the completion of headquarters relocation to Beijing

BEIJING, April 9, 2020 /PRNewswire / -- Future FinTech Group Inc. (NASDAQ: FTFT) ("Future FinTech", "FTFT" or "the Company"), a leading blockchain e-commerce and financial technology company, announced today that the Company has relocated its headquarters from Xi'an City to Beijing. On March 30, 2020, the Company announced that its headquarters would be moved from Xi'an to Beijing. Today the Company has completed the relocation work and the new address of our headquarters is: Room 2103, 21st Floor, SK Tower. 6A, Jianguomenwai Avenue, Chaoyang District, Beijing, China.

Beijing is China's political, cultural, international communication, science and technology innovation center with a comprehensive talent structure and business environment of science and technology, culture and finance. The relocation of the headquarters from Xi'an, a regional city, to Beijing, an international center, indicates that the Company is aimed to realize cross regional and international development in the field of e-commerce and financial technology services supported by science and technology.

"The relocation of Company's headquarters to Beijing is a part of our strategic plan to build a national and international e-commence and fintech company, to help us attract excellent talent from China and internationally, and to connect us with more and better strategic resources in China," said Mr. Shanchun Huang, CEO of Future FinTech Group Inc.. "Blockchain Technology and its applications, cross-border e-commerce, and high-quality financial services will be the directors for our future development. We believe it is the right choice to transform from a traditional manufacturing enterprise to a modern enterprise with e-commerce, blockchain application and fintech services. To pursue future development in this fast changing world, we must take the road of cross regional and international markets. We believe that by relying on Beijing's sound economic and financial environment, rich talent pool and capital resources, the Company's main business will rise to a higher level, so as to bring more returns to investors. "

About Future FinTech Group Inc.

Future FinTech Group Inc. ("Future FinTech", "FTFT" or the "Company") is a leading blockchain technology R&D and application company incorporated in Florida.  The operation of the Company includes a blockchain-based online shopping mall platform Chain Cloud Mall ("CCM"), a cross-border e-commerce platform NONOGIRL, an incubator for blockchain based application projects,and a digital payment system "DCON".  The Company is also engaged in development of blockchain based e-Commerce technology as well as financial technology. For more information, please visit http://www.ftft.top/.

Safe Harbor Statement

Certain of the statements made in this press release are "forward-looking statements" within the meaning and protections of Section 27A of the Securities Act of 1933, as amended and Section 21E of the Securities Exchange Act of 1934, as amended, or the Exchange Act. Forward-looking statements include statements with respect to our beliefs, plans, objectives, goals, expectations, anticipations, assumptions, estimates, intentions, and future performance, and involve known and unknown risks, uncertainties and other factors, which may be beyond our control, and which may cause the actual results, performance, capital, ownership or achievements of the Company to be materially different from future results, performance or achievements expressed or implied by such forward-looking statements. All statements other than statements of historical fact are statements that could be forward-looking statements. You can identify these forward-looking statements through our use of words such as "may," "will," "anticipate," "assume," "should," "indicate," "would," "believe," "contemplate," "expect," "estimate," "continue," "plan," "point to," "project," "could," "intend," "target" and other similar words and expressions of the future.

All written or oral forward-looking statements attributable to us are expressly qualified in their entirety by this cautionary notice, including, without limitation, those risks and uncertainties described in our annual report on Form 10-K for the year ended December 31, 2018 and our other reports and filings with SEC. Such reports are available upon request from the Company, or from the Securities and Exchange Commission, including through the SEC's Internet website at http://www.sec.gov. We have no obligation and do not undertake to update, revise or correct any of the forward-looking statements after the date hereof, or after the respective dates on which any such statements otherwise are made.

IR Contact:

Mr. Hoo Lee
Tel:+86-10-85899303
Email: ir@ftftex.com

Related Links
http://www.ftft.top/